UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 8, 2004

PERICOM SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

California	0-27026	77-0254621
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3345 North First Street, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 435-0800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Other Departure of Director or Principal Officer

On October 7, 2004 Mr. Jeffrey Young notified Pericom that he will not stand for reelection to the board of directors. Mr. Young will continue to serve on the Pericom board of directors until the 2004 Annual Meeting of Stockholders, which is currently scheduled for December 15, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERICOM SEMICONDUCTOR CORPORATION

By:	/s/ Michael D. Craighead
Michael D. Craighead Chief Financial Officer

Date: October 8, 2004